SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity School Street Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® NEW MARKETS INCOME FUND
FIDELITY STRATEGIC INCOME FUND
SPARTAN® INTERMEDIATE MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY SCHOOL STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan® Intermediate Municipal Income Fund (the funds) will be held at an office of Fidelity School Street Trust (the trust), 82 Devonshire Street, 5th Floor, Boston, Massachusetts 02109 on September 18, 2002, at 9:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to increase the maximum number of Trustees.

3. To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.

4. To authorize the Trustees to enter into management contracts on behalf of a new fund.

5. To elect a Board of Trustees.

6. To approve an amended management contract for Fidelity New Markets Income Fund.

7. To amend each fund's fundamental investment limitation concerning underwriting.

8. To amend each fund's fundamental investment limitation concerning lending.

The Board of Trustees has fixed the close of business on July 22, 2002 as the record date for the determination of the shareholders of each of the funds, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

July 22, 2002

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the control number found on your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SCHOOL STREET TRUST:
FIDELITY NEW MARKETS INCOME FUND
FIDELITY STRATEGIC INCOME FUND
SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
TO BE HELD ON SEPTEMBER 18, 2002

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity School Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan Intermediate Municipal Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 18, 2002 at 9:30 a.m. Eastern Time (ET) at 82 Devonshire Street, 5th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 22, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $500 (Fidelity New Markets Income Fund), $500 (Fidelity Strategic Income Fund), and $500 (Spartan Intermediate Municipal Income Fund). The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $500 (Fidelity New Markets Income Fund), $500 (Fidelity Strategic Income Fund), and $500 (Spartan Intermediate Municipal Income Fund). If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds, provided the expenses do not exceed Fidelity New Markets Income Fund's existing voluntary expense cap of 1.20% and Fidelity Strategic Income Fund's existing voluntary expense cap of 1.10%. Expenses exceeding each fund's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, and FMR Co., Inc. (FMRC), sub-adviser to Fidelity New Markets Income Fund and Fidelity Strategic Income Fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to Fidelity Strategic Income Fund and Spartan Intermediate Municipal Income Fund, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; and Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; and Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan; Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) located at 26 Lovat Lane, London, EC3R 8LL, England are also sub-advisers to Fidelity New Markets Income Fund and Fidelity Strategic Income Fund.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled shareholder Meeting.

Shares of each fund of the trust issued and outstanding as of May 31, 2002 are indicated in the following table:

# of Shares
Fidelity New Markets Income Fund	37,287,370
Fidelity Strategic Income Fund	58,888,104
Spartan Intermediate Municipal Income Fund	161,366,731

To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on May 31, 2002 was as follows:

 Fidelity New Markets Income Fund, General Motors Corporation, New York, NY 7.95%.

 Fidelity New Markets Income Fund, Ford Motor Company, Dearborn, MI 5.51%.

 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on July 22, 2002 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2001 call 1-800-544-3198 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a majority of the shares of the entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect trustees pursuant to Proposal 5. Approval of Proposals 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposals 6 through 8 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.	All	<Click Here>
2.	To authorize the Trustees to increase the maximum number of Trustees.	All	<Click Here>
3.	To authorize the Trustees to clarify the scope of the Trustees authority regarding mergers, consolidations, incorporations, and reorganizations.	All	<Click Here>
4.	To authorize the Trustees to enter into management contracts on behalf of a new fund.	All	<Click Here>
5.	To elect as Trustees the nominees presented in Proposal 5.	All	<Click Here>
 6.

To approve an amended management contract for Fidelity New Markets Income Fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase and allow future modifications of the contract without shareholder approval if permitted by the 1940 Act.

		Fidelity New Markets Income Fund	<Click Here>
7.	To amend the underwriting limitation to exclude "securities of other investment companies" from the limit.	All	<Click Here>
8.	To amend the lending limitation to clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.	All	<Click Here>

1. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VIII, SECTION 4 OF THE DECLARATION OF TRUST.

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XII, Section 7 of the Declaration of Trust and applicable laws, the Trustees modified a provision in the Declaration of Trust to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Notwithstanding their authority to amend the Declaration of Trust, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VIII, Section 4 of the Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VIII, Section 4 will remain in the Declaration of Trust as presented above. If the proposal is not approved, the Trustees will execute an amended and restated Declaration of Trust which eliminates Article VIII, Section 4.

2, 3 and 4. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an amended and restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity funds organized as Massachusetts business trusts going forward.

The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Under the Current Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Declaration of Trust, any amendment that would alter the maximum number of Trustees, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Declaration of Trust. On December 14, 2000, the Trustees approved additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On April 18, 2002, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

In addition to the modifications discussed below, in the New Declaration of Trust other nonmaterial changes may be noted (see Exhibit 1). The changes are intended to clarify certain language and conform the Current Declaration of Trust to the standard for all new Fidelity funds organized as Massachusets business trusts going forward. If any of Proposals 2, 3 or 4 are approved by shareholders, it is intended that these nonmaterial changes will be included in the New Declaration of Trust that will be executed.

As summarized below, shareholders are being asked to approve three proposals to amend the Current Declaration of Trust.

PROPOSAL 2. TO AUTHORIZE THE TRUSTEES TO INCREASE THE MAXIMUM NUMBER OF TRUSTEES.

The New Declaration of Trust modifies Article IV, Section 6 of the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. Under the Current Declaration of Trust and the New Declaration of Trust the maximum number of Trustees cannot be changed without shareholder approval.

PROPOSAL 3. TO AUTHORIZE THE TRUSTEES TO CLARIFY THE SCOPE OF THE TRUSTEES' AUTHORITY REGARDING MERGERS, CONSOLIDATIONS, INCORPORATIONS, AND REORGANIZATIONS.

Article XII, Sections 4.3 and 4.4 of the New Declaration of Trust explicitly allows the Trustees to authorize the merger, consolidation, incorporation or reorganization of a class or a portion of the trust or a series or class thereof in addition to the merger, consolidation, incorporation or reorganization of the whole trust or a series thereof. Providing the Trustees with additional flexibility with respect to classes and a portion of the trust or its series or classes will allow the Trustees to respond more quickly to changes without the cost of an additional shareholder meeting. The Trustees already have this authority with respect to the trust and its series.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

In addition, the New Declaration of Trust explicitly allows the Trustees to effect mergers, consolidations, incorporations, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

PROPOSAL 4. TO AUTHORIZE THE TRUSTEES TO AUTHORIZE THE TRUSTEES TO ENTER INTO MANAGEMENT CONTRACTS ON BEHALF OF A NEW FUND.

The New Declaration of Trust modifies Article VII, Section 1 of the Current Declaration of Trust to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission (SEC). The Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Declaration of Trust would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interest of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR Proposals 2, 3 and 4 to authorize them to adopt and execute the New Declaration of Trust. If Proposals 2, 3 and 4 are all approved by shareholders, the Trustees will adopt the form of New Declaration of Trust attached as Exhibit 1. If some but not all of Proposals 2, 3 and 4 are approved, the Trustees will adopt a form of New Declaration of Trust that reflects only those approved Proposals (and the nonmaterial changes shown in Exhibit 1). If none of Proposals 2, 3 and 4 are approved, the Current Declaration of Trust will remain unchanged and in effect. Please note that, notwithstanding approval of Proposals 2, 3 or 4, if Proposal 1 is not approved, the Trustees will execute an amended and restated Declaration of Trust that eliminates Section 4 of Article VIII.

5. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from a maximum of 12 to a maximum of 14 members and have fixed the number of Trustees at 13. Pursuant to the provisions of the Declaration of Trust of Fidelity School Street Trust, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 2). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy will be voted for the election as Trustees of the 13 nominees listed below unless such authority has been withheld in the proxy. Otherwise, the number of Trustees will continue to be fixed at 12 and the enclosed proxy will be voted for all nominees listed below except for William S. Stavropoulos, unless such authority has been withheld in the proxy.

Except for Mr. Stavropoulos, all nominees named below are currently Trustees of Fidelity School Street Trust and have served in that capacity continuously since originally elected or appointed. Abigail P. Johnson, Marie L. Knowles, and J. Michael Cook were selected by the trust's Nominating and Administration Committee (see page <Click Here>) and were appointed to the Board on June 15, 2001, January 1, 2001, and January 1, 2001. Mr. Stavropoulos is currently a Member of the Advisory Board of the trust. Mr. Stavropoulos was selected by the trust's Nominating and Administration Committee and was appointed as a Member of the Advisory Board on November 1, 2000.

Except for William O. McCoy and Mr. Stavropoulos, each of the nominees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 202 funds advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those 13 nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those 12 nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (72)***

Year of Election or Appointment: 1976

Trustee of Fidelity School Street Trust. Mr. Johnson is President of New Markets Income, Spartan Intermediate Municipal Income, and Strategic Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)***

Year of Election or Appointment: 2001

Trustee of Fidelity School Street Trust. Ms. Johnson is Senior Vice President of New Markets Income, Spartan Intermediate Municipal Income and Strategic Income. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Trustee of Fidelity School Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
J. Michael Cook (59)

Year of Election or Appointment: 2001

Trustee of Fidelity School Street Trust. Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Trustee of Fidelity School Street Trust. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Trustee of Fidelity School Street Trust. Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Trustee of Fidelity School Street Trust. Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Trustee of Fidelity School Street Trust. Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Trustee of Fidelity School Street Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Trustee of Fidelity School Street Trust. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Trustee of Fidelity School Street Trust. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board Member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Trustee of Fidelity School Street Trust. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity School Street Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of May 31, 2002, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met 11 times during the fiscal year ended December 31, 2001. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all Fidelity funds in the aggregate overseen by the nominee as of June 30, 2002.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Peter S. Lynch
New Markets Income	none	none	none
Spartan Intermediate Municipal Income	none	none	none
Strategic Income	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk
New Markets Income	none	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	$1 - $10,000
Spartan Intermediate Municipal Income	none	over $100,000	$1 - $10,000	none	$1 - $10,000
Strategic Income	none	$1 - $10,000	$1 - $10,000	none	$1 - $10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	William S. Stavropoulos
New Markets Income	none	none	$1 - $10,000	none	none
Spartan Intermediate Municipal Income	none	none	over $100,000	none	none
Strategic Income	none	none	$1 - $10,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2001, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*,#	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk
New Markets Income	$ 0	$ 0	$ 89	$ 89	$ 87	$ 91	$ 89
Spartan Intermediate Income	$ 0	$ 0	$ 428	$ 428	$ 417	$ 434	$ 429
Strategic Income	$ 0	$ 0	$ 26	$ 26	$ 25	$ 26	$ 26
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 256,500	$ 256,500	$ 250,500	$ 259,500	$ 256,500
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	William S. Stavropoulos**
New Markets Income	$ 89	$ 89	$ 0	$ 110	$ 90	$ 89
Spartan Intermediate Income	$ 428	$ 429	$ 0	$ 529	$ 431	$ 425
Strategic Income	$ 26	$ 26	$ 0	$ 32	$ 26	$ 26
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 256,500	$ 0	$ 316,500	$ 297,000	$ 255,000

* Interested persons are compensated by FMR.

** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

# Ms. Johnson served as a Member of the Advisory Board of the trust through June 14, 2001. Effective June 15, 2001, Ms. Johnson serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2001 for 264 funds of 56 trusts in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2001, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $26,734. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $30,723; Ralph F. Cox, $30,723; Ned C. Lautenbach, $38,103; and William O. McCoy, $38,103.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY NEW MARKETS INCOME FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Non-Interested Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended Management Contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page <Click Here> for more details. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contract. (For information on FMR, see the section entitled "Activities and Management of FMR" on page <Click Here>.)

Proposed Amendments to the Present Management Contract. A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 2 on page <Click Here>. Except for the modifications discussed above, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page <Click Here>.) If approved by shareholders, the Amended Contract will take effect on October 1, 2002, (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2003 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Non-Interested Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2003, and thereafter only as long as its continuance is approved at least annually as above.

The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine new breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page <Click Here>.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)	Amended Contract
Over 516.1100%		516 - 587.1100%
587 - 646.1080%
646 - 711.1060%
711 - 782.1040%
782 - 860.1020%
860 - 946.1000%
946 - 1,041.0980%
1,041 - 1,145.0960%
1,145 - 1,260.0940%
Over 1,260.0920%

The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150	.1736%	.1736%
200	.1652%	.1652%
250	.1587%	.1587%
300	.1536%	.1536%
350	.1494%	.1494%
400	.1459%	.1459%
450	.1427%	.1427%
500	.1399%	.1399%
550	.1372%	.1372%
600	.1350%	.1349%
650	.1330%	.1328%
700	.1314%	.1309%
750	.1300%	.1291%
800	.1287%	.1275%
850	.1276%	.1260%
900	.1266%	.1246%
950	.1258%	.1233%
1,000	.1250%	.1220%
1,050	.1243%	.1209%
1,100	.1236%	.1197%
1,150	.1230%	.1187%
1,200	.1225%	.1177%
1,250	.1220%	.1167%
1,300	.1215%	.1158%
1,350	.1211%	.1149%
1,400	.1207%	.1141%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for May 31, 2002 were approximately $767 billion.

Comparison of Management Fees for New Markets Income Fund. For the month ended May 31, 2002, average assets under management by FMR were approximately $767 billion. The fund's management fee rate under the Amended Contract, for the month ended May 31, 2002, would have been 0.6786%, compared to 0.6795% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 2001 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract* Management Fee	Amended Contract Management Fee	Percentage Difference
$ 1,988,046	$ 1,984,785	(0.16%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended May 31, 2002 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference
$ 2,204,190	$ 2,200,894	(0.15%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Modification of Management Contract Amendment Provisions. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Non-Interested Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of its meetings. While the full Board of Trustees or the Non-Interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The Non-Interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Non-Interested Trustees.

The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Non-Interested Trustees, on April 18, 2002. The Board of Trustees, including the Non-Interested Trustees, considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees, including the Non-Interested Trustees, received materials relating to the Present and Amended Contracts in advance of the meetings at which the Present and Amended Contracts were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the Non-Interested Trustees, received materials specifically relating to the Present and Amended Contracts. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees, including the Non-Interested Trustees, also considers periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage to firms that sell Fidelity fund shares, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Non-Interested Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

In considering the most recent annual renewal of the Present Contract, the Board of Trustees, including the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees, including the Non-Interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the Non-Interested Trustees, considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees, including the Non-Interested Trustees, reviews at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Non-Interested Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the Non-Interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the Non-Interested Trustees, has also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the Non-Interested Trustees, considered the fund's expense ratio and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the Non-Interested Trustees, considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees, including the Non-Interested Trustees, has concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees, including the Non-Interested Trustees, also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees, including the Non-Interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the Non-Interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and FMR in an appropriate manner. The Non-Interested Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

 Other Benefits to FMR. The Board of Trustees, including the Non-Interested Trustees, also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to FMR from the use of "soft dollar" commissions to pay for research and other similar services. The Board of Trustees, including the Non-Interested Trustees, also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the Non-Interested Trustees, considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the Non-Interested Trustees, concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Non-Interested Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

7. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Each fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of each fund vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

Discussion of Proposed Modification. The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, the fund's current limitation will remain unchanged.

8. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

Each fund's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of each fund vote to replace each fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Discussion of Proposed Modification. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

As income earned from loans is generally subject to federal tax, Spartan Intermediate Income Fund has no current intention of making loans, other than through the purchase of debt securities.

Spartan Intermediate Municipal Income Fund currently has a non-fundamental limit that restricts the fund from engaging in repurchase agreements and making loans other than by purchasing debt securities.

If shareholders approve the proposed fundamental investment limitation on lending set forth above for Fidelity New Markets Income Fund and Fidelity Strategic Income Fund, the Board intends to adopt the following non-fundamental limitation:

"The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)"

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. The fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity New Markets Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page <Click Here>.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Mr. Johnson 3d, Ms. Johnson, John H. Costello, Maria F. Dwyer, Paul F. Maloney, Thomas J. Simpson, Eric D. Roiter, Robert A. Lawrence, Phillip L. Bullen, Dwight D. Churchill, Kevin E. Grant, Stanley N. Griffith, David L. Murphy, Mark J. Notkin, Ian S. Spreadbury, Christine J. Thompson, and John H. Carlson are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Maria F. Dwyer, John H. Costello, Thomas J. Simpson, Paul S. Maloney and Ian S. Spreadbury, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period January 1, 2001 through May 31, 2002, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity New Markets Income Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page <Click Here>.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Abigail P. Johnson, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman of the Board and a Director of FMR Far East and FIMM. In addition, Ms. Johnson is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a Trustee of the trust and of other funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

On behalf of Fidelity New Markets Income Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into a sub-advisory agreement with FIJ. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968.

FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. FIJ provides research and investment recommendations with respect to companies based outside of the United States for funds which FMR Far East acts as investment adviser. FIJ focuses primarily on Japanese and other Asian companies. FIJ may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR Far East believes it would be beneficial to the fund. Funds with investment objectives similar to Fidelity New Markets Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page <Click Here>.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Senior Vice President, and Richard A. Spillane, Jr., President. The Directors of FMR Far East are Edward C. Johnson 3d, Chairman of the Board, and Philip L. Bullen, President. Mr. Johnson 3d is also President and a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman of the Board and a Director of FIMM and FMRC. Mr. Fraser is also Director and President of FIIA and Director and Chief Executive Officer of FIIA(U.K.)L. Mr. Spillane is also Senior Vice President of FMRC and FMR and Vice President of certain Equity Funds advised by FMR. Mr. Bullen is also Senior Vice President of FMR and FMRC and Vice President of certain Equity Funds and certain High Income Bond Funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Billy Wilder, President, Yasuo Kuramoto, Vice Chairman, Simon Haslam, Jun Kadoda, Sumio Kuriaki, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. Mr. Wilder is also Vice President of FMR Far East. Mr. Haslam is also Director of FIIA. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

ACTIVITIES AND MANAGEMENT OF FIIA, FIIA(U.K)L, AND FIJ

On behalf of Fidelity New Markets Income Fund, FMR has entered into a sub-advisory agreement with FIIA, a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968. FIIA in turn has entered into sub-advisory agreements with its U.K. subsidiary, FIIA(U.K.)L, and its Japanese subsidiary, FIJ.

The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. They may also provide investment advisory services. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. FIJ focuses on companies primarily based in Japan and the Far East. Funds with investment objectives similar to Fidelity New Markets Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FIIA, FIIA(U.K.)L, and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page <Click Here>.

The Directors of FIIA are Simon Fraser, President, Keith Ferguson, Brett Goodin, Simon Haslam, David Holland, Frank Mutch, Peter Phillips, and David J. Saul. Mr. Fraser is also Director, Chairman of the Board, and Senior Vice President of FMR U.K.; and Director and Chief Executive Officer of FIIA(U.K.)L. Mr. Haslam is also Director of FIJ. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Simon Fraser, Chief Executive Officer, Gareth Adams, Pamela Edwards, and Andrew Steward. Mr. Steward is also Chief Financial Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M 5TA.

PRESENT MANAGEMENT CONTRACT FOR
FIDELITY NEW MARKETS INCOME FUND

Fidelity New Markets Income Fund employs FMR to furnish investment advisory and other services. Under its management contract with Fidelity New Markets Income Fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides Fidelity New Markets Income Fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining Fidelity New Markets Income Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposal 6.

In addition to the management fee payable to FMR, Fidelity New Markets Income Fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although Fidelity New Market Income Fund's current management contract provides that the fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by Fidelity New Markets Income Fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. Fidelity New Markets Income Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity New Markets Income Fund for fiscal 2001 amounted to $721,447. FSC also received fees for administering the fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal year 2001 for Fidelity New Markets Income Fund was $0.00.

Fidelity New Markets Income Fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from Fidelity New Markets Income Fund pursuant to a Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

FMR is the fund's manager pursuant to a management contract dated February 26, 1998 which was approved by shareholders on September 17, 1997. On September 17, 1997, shareholders of Fidelity New Markets Income Fund approved a reduction in management fee payable to FMR.

For the services of FMR under the management contract, Fidelity New Markets Income Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $784 billion of group net assets - the approximate level for December 31, 2001 was 0.1280%, which is the weighted average of the respective fee rates for each level of group net assets up to $784 billion.

On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

Fidelity New Markets Income Fund's individual fund fee rate is 0.55%. Based on the average group net assets of the funds advised by FMR for December 31, 2001, Fidelity New Markets Income Fund's annual management fee rate would be calculated as follows:

Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
0.1280%	+	0.55%	=	0.6780%

One-twelfth of this annual management fee rate is applied to Fidelity New Markets Income Fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

During fiscal year ended December 2001, FMR received $1,984,785 for its services as investment adviser to Fidelity New Markets Income Fund. This fee was equivalent to 0.68% of the average net assets of Fidelity New Markets Income Fund.

FMR may, from time to time, voluntarily agree to reimburse all or a portion of Fidelity New Markets Income Fund's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. This arrangement can be discontinued by FMR at any time.

FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse Fidelity New Markets Income Fund to the extent that its total operating expenses, as a percentage of its respective average net assets exceed 1.20%.

SUB-ADVISORY AGREEMENTS FOR FIDELITY NEW MARKETS INCOME FUND

 On behalf of Fidelity New Markets Income Fund, FMR has entered into a sub-advisory agreement dated January 1, 2001 with FMRC. Pursuant to the sub-advisory agreement, FMRC is primarily responsible for choosing investments for the fund.

 The fund's sub-advisory agreement with FMRC was approved by the Board of Trustees pursuant to authority granted under the 1940 Act on July 15, 1999.

 Under the terms of the sub-advisory agreement for Fidelity New Markets Income Fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with the fund. Under the terms of the sub-advisory agreement for Fidelity New Markets Income Fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

 On behalf of Fidelity New Markets Income Fund, for the fiscal year ended December 31, 2001, FMR paid FMRC a fee of $992,315.

 On behalf of Fidelity New Markets Income Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of Fidelity New Markets Income Fund. FIIA has entered into a sub-advisory agreement with FIIA(U.K.)L, and FIJ on behalf of the fund.

 Pursuant to the sub-advisory agreements, FMR may receive from FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ investment research and advice on issuers outside the United States, FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

 Fidelity New Markets Income Fund's sub-advisory agreements with FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ, dated February 1, 2000, February 1, 2000, February 1, 2000, July 1, 2000 and July 1, 2000 were approved by shareholders on January 19, 2000. The sub-advisory agreements were submitted to shareholders to give FMR increased access to more specialized investment expertise in foreign markets as well as to modify the fund's sub-advisor agreements subject to the requirements of the 1940 Act. On June 15, 2000, on behalf of Fidelity New Markets Income Fund, the Board authorized terminating the fund's sub-advisory agreements between FIIA and FIIA(U.K.)L and between FMR and FIJ and entering into sub-advisory agreements between FIIA and FIIA(U.K.)L and between FIIA and FIJ that modified the fee rates payable to FIIA(U.K.)L and FIJ. The changes to the contracts for FIIA(U.K.)L and FIJ did not affect the management fee paid by the fund to FMR nor did they affect the sub-advisory fees paid by FMR to FIIA.

Fidelity New Markets Income Fund's research agreement between FMR Far East and FIJ, dated January 1, 2000, was approved by the Board of Trustees on December 16, 1999. On July 19, 2001, the Board authorized amending and restating the fund's research agreement between FMR Far East and FIJ as a sub-advisory agreement between FMR Far East and FIJ under which FIJ may also perform investment advisory services for Fidelity New Markets Income Fund in addition to providing investment research and advice. The changes to the contract for FIJ do not affect the management fee paid by the fund to FMR nor do they affect the sub-advisory fees paid by FMR to FMR Far East. Fidelity New Markets Income Fund's amended and restated sub-advisory agreement between FMR Far East and FIJ is dated August 1, 2001.

 For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services to FIIA.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services to FIIA.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services to FMR Far East.

 For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $500 million	0.23%
$500 million - $1 billion	0.20%
over - $1 billion	0.17%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $200 million	0.20%
$200 million - $500 million	0.17%
over - $500 million	0.15%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.

 No fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ on behalf of the fund on behalf of for the fiscal year ended December 31, 2001.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of Fidelity New Markets Income Fund by FMR pursuant to authority contained in the management contract.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of Fidelity New Markets Income Fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with REDIBook ECN LLC (REDIBook) and Archipelago ECN (Archipelago), electronic communication networks (ECNs) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

During the fiscal year ended December 31, 2001, Fidelity New Markets Income Fund paid brokerage commissions of $236 to NFS. During the fiscal year ended December 31, 2001, this amounted to approximately 0.46% of the aggregate brokerage commissions paid by Fidelity New Markets Income Fund to NFS.

EXECUTIVE OFFICERS OF THE FUNDS

The executive officers of the funds include: Mr. Johnson, Ms. Johnson, Philip L. Bullen, Dwight D. Churchill, Robert A. Lawrence, David L. Murphy, John H. Carlson, Christine J. Thompson, Kevin E. Grant, Mark J. Notkin, Ian Spreadbury, Eric D. Roiter, Maria F. Dwyer, Stanley N. Griffith, John H. Costello, Paul F. Maloney, and Thomas J. Simpson. Additional information about Mr. Johnson 3d and Ms. Johnson can be found in Proposal 5. Additional information about other executive officers of the funds can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation*
Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of Fidelity New Markets Income Fund. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Spartan Intermediate Municipal Income Fund. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of Fidelity Strategic Income Fund. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

David L. Murphy (54)

Year of Election or Appointment: 2001

Vice President of Spartan Intermediate Municipal Income Fund. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

John H. Carlson (51)

Year of Election or Appointment: 1998

Vice President of Fidelity New Markets Income Fund and Fidelity Strategic Income Fund and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Carlson managed a variety of funds.

Christine J. Thompson (43)

Year of Election or Appointment: 2000

Vice President of Spartan Intermediate Municipal Income Fund and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Kevin E. Grant (42)

Year of Election or Appointment: 1998

Vice President of Strategic Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Grant managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of Strategic Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ian Spreadbury (47)

Year of Election or Appointment: 1999

Vice President of Strategic Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Spreadbury managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Fidelity New Markets Income Fund, Spartan Intermediate Municipal Income Fund, and Fidelity Strategic Income Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Fidelity New Markets Income Fund, Spartan Intermediate Municipal Income Fund, and Fidelity Strategic Income Fund. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Intermediate Municipal Income Fund. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)

Year of Election or Appointment: 1986

Assistant Treasurer of Fidelity New Markets Income Fund, Spartan Intermediate Municipal Income Fund, and Fidelity Strategic Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Fidelity New Markets Income Fund, Spartan Intermediate Municipal Income Fund, and Fidelity Strategic Income Fund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (44)

Year of Election or Appointment: 1997 or 2000

Assistant Treasurer of Fidelity New Markets Income Fund (2000), Spartan Intermediate Municipal Income Fund (1997) and Fidelity Strategic Income Fund (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Committee on Operations is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chairman. The committee normally meets monthly and serves as a forum for consideration of issues of importance to the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the level of service provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. During the fiscal year ended December 31, 2001, the committee held 11 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chairman. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid. The committee provides oversight regarding the investment policies and Fidelity funds' investment in non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2001, the committee held four meetings.

The Board of Trustees has established three fund oversight committees: the Equity Committee (composed of Messrs. McCoy (Chairman), Cox, Lautenbach, and Lynch), the Fixed-Income/International Committee (composed of Messrs. Gates (Chairman) and Kirk and Ms. Knowles), and the Select Committee (composed of Ms. Davis (Chairman) and Messrs. Cook and Stavropoulos). Each committee's members confer periodically and normally meet monthly. Each committee oversees investment advisory services provided by FMR to the relevant funds and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors compliance by each fund with its investment policies, appropriate benchmarks, competitive universes, and investment performance. The Fixed-Income/International Committee also receives reports required under Rule 2a-7 of the 1940 Act. During the fiscal year ended December 31, 2001, each fund oversight committee held 11 meetings.

The Committee on Service Fees is composed of Messrs. McCoy (Chairman), Cook, Kirk, and Lautenbach. The committee members confer periodically and meet at least annually. The committee considers the structure of the Fidelity funds' transfer agency fees, direct fees to investors, and the specific services rendered by FMR and its affiliates in consideration of these fees. The committee also considers fee structures for other non-investment management services rendered to the Fidelity funds by FMR and its affiliates. During the fiscal year ended December 31, 2001, the committee held two meetings.

The Brokerage Committee is composed of Messrs. Cox (Chairman), Cook, McCoy, and Stavropoulos and Ms. Davis. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services, providing sales support, or paying fund expenses. The committee also monitors brokerage and other relationships between the Fidelity funds and firms affiliated with FMR which participate in the execution of securities transactions. During the fiscal year ended December 31, 2001, the committee held six meetings.

The Committee on Distribution Channels is composed of Messrs. Cox (Chairman), Gates, and Stavropoulos and Msses. Davis and Knowles. The committee members confer periodically and hold meetings at least annually. The committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures, load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. During the fiscal year ended December 31, 2001, the committee held four meetings.

The Audit Committee is composed of Messrs. Kirk (Chairman), Gates, and Lautenbach and Ms. Knowles. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee oversees and monitors each Fidelity fund's internal accounting and control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the full Board of Trustees the appointment of auditors for the Fidelity funds. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities and monitors auditor independence. The committee plays an oversight role in respect of each fund's investment compliance procedures and the code of ethics. During the fiscal year ended December 31, 2001, the committee held four meetings. For additional information on each fund's auditor, refer to the section entitled "Independent Accountants" beginning on page <Click Here>.

The Nominating and Administration Committee is composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for non-interested Trustees, for Members of the Advisory Board, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and its committees and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It monitors the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be appropriate under applicable regulations or otherwise. The committee monitors compliance with, and acts as the administrator of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The Nominating and Administration Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Fidelity funds. During the fiscal year ended December 31, 2001, the committee held one meeting.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the trust's Audit Committee that they are independent accountants with respect to the funds.

The independent accountants examine annual financial statements for the funds and provide other non-audit and tax-related services to the funds. The trust's Audit Committee does not consider other non-audit services provided by PricewaterhouseCoopers LLP to be incompatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the funds, taking into account representations from PricewaterhouseCoopers LLP, in accordance with ISB No.1, regarding its independence from the funds and its related entities. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Fund-Related Fees

Audit Fees. For the funds' fiscal year ended December 31, 2001, the approximate fee for professional services rendered for the audit of the annual financial statements for Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan Intermediate Municipal Income Fund was $62,000, $32,000, and $34,000, respectively.

The approximate annual aggregate fees for professional services rendered for the audits of financial statements for all of the funds in the Fidelity Group of Funds audited by PricewaterhouseCoopers LLP for the year ended December 31, 2001 were $8,200,000.

All Other Fees. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $6,000 for tax-related services rendered to the funds. The approximate annual aggregate fees paid by all of the funds in the Fidelity Group of Funds audited by PricewaterhouseCoopers LLP for tax-related services for the year ended December 31, 2001 were $300,000.

Non-Fund Related Fees

Audit Fees. For the year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $1,900,000 for professional services rendered for the audits of financial statements for FMR, FMR Corp., the parent company of FMR, and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds.

Financial Information Systems Design and Implementation Fees. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $500,000 for designing or implementing financial information hardware or software systems on behalf of FMR, FMR Corp., and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds.

All Other Fees. For the year ended December 31, 2001, PricewaterhouseCoopers LLP was also paid approximately $9,000,000 for all other non-audit services rendered on behalf of FMR, FMR Corp., and entities under common control with FMR Corp. that provide services to any fund in the Fidelity Group of Funds. These fees can be sub-categorized as follows:

  $2,000,000 for designing or implementing hardware or software management information systems;
  $2,500,000 for tax services;
  $2,400,000 for data retention and retrieval consulting;
  $1,800,000 for consulting on information systems relating to internal operations (other than financial or management information systems); and
  $300,000 for audit-related professional services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust must remain underlined in this Exhibit.

FORM OF
AMENDED AND RESTATED DECLARATION OF TRUST
FIDELITY SCHOOL STREET TRUST

AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 2000] ________ by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and

WHEREAS, this Trust was initially made on September 10, 1976 by Edward C. Johnson 3d, Caleb Loring, Jr., William L. Byrnes, Dwight L. Allison, Jr., Eugene A. Clapp 2nd, Robert L. Johnson, George K. McKenzie and William R. Spalding in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in [T]trust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Fidelity School Street Trust."

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended Restated Declaration of Trust, as further amended or restated, from time to time;

(e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f) "Shareholder" means a record owner of Shares of the Trust;

(g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;

(i) "Trust" refers to Fidelity School Street Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than [twelve (12),] fourteen (14), serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4 hereof.

(j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to [a Majority Shareholder Vote,] applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

DERIVATIVE [ACTION] ACTIONS

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so, the Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X
DISTRIBUTIONS, REDEMPTIONS AND
DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

Section 2.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, [as appropriate,] if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or [substantially all] a portion of the Trust property or Trust property allocated or belonging to such [Series,] Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected [Series,] Series or Class, as the case may be.[Any such merger, consolidation, sale lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.] Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers [substantially] all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SCHOOL STREET TRUST:
FIDELITY NEW MARKETS INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT [made] AMENDED and RESTATED as of this [26th]__day of [February, 1998] _____, ______, by and between Fidelity School Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity New Markets Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 26, 1998, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [________ .]

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule.

Average [Net] Group Assets	Annualized [Fee] Rate [(for each level)]
0 - $3 billion	.3700%
3 - 6.3400
6 - 9.3100
9 - 12.2800
12 - 15.2500
15 - 18.2200
18 - 21.2000
21 - 24.1900
24 - 30.1800
30 - 36.1750
36 - 42.1700
42 - 48.1650
48 - 66.1600
66 - 84.1550
84 - 120.1500
120 - 156.1450
156 - 192.1400
192 - 228.1350
228 - 264.1300
264 - 300.1275
300 - 336.1250
336 - 372.1225
372 - 408.1200
408 - 444.1175
444 - 480.1150
480 - 516.1125
[516 - 587]	[.1100]
587 - 646.1080
646 - 711.1060
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.55%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1998] June 30, 2003 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual [consent, such] consent [on] subject to the [part] provisions of Section 15 of the [Fund to be authorized] 1940 Act, as modified by or interpreted by [vote] any applicable order or orders of [a majority of] the Securities and Exchange Commission (the "Commission") [outstanding voting securities of] or any rules or regulations adopted by, or interpretative releases of, the [Portfolio.] Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Taxable Bond
The North Carolina Capital Management Trust: Term Portfolio(d)	6/30/01	$ 76.2	0.28(h)%
Ginnie Mae(d)(f)	7/31/01	2,094.4	0.42(z)
Government Income(d)	7/31/01	1,797.1	0.43
Intermediate Government Income(d)(f)	7/31/01	781.8	0.56(z)
Target Timeline Funds:(d)(f)
 2003	7/31/01	70.0	0.07(z)
Spartan Investment Grade Bond(d)(f)	9/30/01	2,070.0	0.60(z)
Advisor Floating Rate High Income:(g)(j)(x)
 Class A	10/31/01	30.8	0.68(i)
 Class B	10/31/01	82.0	0.68(i)
 Class T	10/31/01	55.9	0.68(i)
 Class C	10/31/01	183.0	0.68(i)
 Institutional Class	10/31/01	4.8	0.68(i)
Advisor Government Investment:(d)(f)
 Class A	10/31/01	29.8	0.43
 Class B	10/31/01	107.3	0.43
 Class T	10/31/01	232.5	0.43
 Class C	10/31/01	59.1	0.43
 Institutional Class	10/31/01	23.9	0.43
Advisor High Income:(f)(g)(x)
 Class A	10/31/01	21.1	0.58
 Class B	10/31/01	14.0	0.58
 Class T	10/31/01	13.8	0.58
 Class C	10/31/01	10.9	0.58
 Institutional Class	10/31/01	7.4	0.58
Advisor High Yield:(f)(g)
 Class A	10/31/01	197.3	0.58
 Class B	10/31/01	850.6	0.58
 Class T	10/31/01	1,664.6	0.58
 Class C	10/31/01	231.3	0.58
 Institutional Class	10/31/01	88.0	0.58
Advisor Intermediate Bond:(d)(f)
 Class A	10/31/01	$ 66.0	0.43%
 Class B	10/31/01	78.1	0.43
 Class T	10/31/01	408.0	0.43
 Class C	10/31/01	40.1	0.43
 Institutional Class	10/31/01	87.4	0.43
Advisor Mortgage Securities:(d)(f)
 Class A	10/31/01	9.6	0.43
 Class B	10/31/01	32.5	0.43
 Class T	10/31/01	82.5	0.43
 Class C(j)	10/31/01	1.5	0.43(i)
 Institutional Class	10/31/01	8.4	0.43
 Initial Class	10/31/01	393.3	0.43
Advisor Short Fixed-Income:(d)(f)
 Class A	10/31/01	22.8	0.43
 Class T	10/31/01	275.0	0.43
 Class C	10/31/01	52.0	0.43
 Institutional Class	10/31/01	15.7	0.43
Institutional Short-Intermediate Government(d)	11/30/01	374.4	0.45
Real Estate High Income(g)	11/30/01	325.2	0.73
Advisor Emerging Markets Income:(e)(g)
 Class A	12/31/01	7.5	0.68
 Class B	12/31/01	17.3	0.68
 Class T	12/31/01	48.8	0.68
 Class C	12/31/01	3.3	0.68
 Institutional Class	12/31/01	6.7	0.68
Advisor Strategic Income:(d)(f)(g)
 Class A	12/31/01	26.1	0.58
 Class B	12/31/01	103.4	0.58
 Class T	12/31/01	229.1	0.58
 Class C	12/31/01	34.2	0.58
 Institutional Class	12/31/01	15.4	0.58
International Bond(e)(g)	12/31/01	70.0	0.68
New Markets Income(e)(g)	12/31/01	292.7	0.68
Real Estate High Income II(g)	12/31/01	325.2	0.73
Strategic Income(f)(g)	12/31/01	91.2	0.58
Variable Insurance Products:
 High Income(f)(g)
 Initial Class	12/31/01	$ 1,370.8	0.58%
 Service Class	12/31/01	243.2	0.58
 Service Class II	12/31/01	10.5	0.58
Variable Insurance Products II:
 Investment Grade Bond(d)(f)(x)
 Initial Class	12/31/01	1,098.0	0.43
 Service Class	12/31/01	0.1	0.43
 Service Class II	12/31/01	7.0	0.43
U.S. Bond Index(d)	2/28/02	2,660.9	0.13(z)
Capital & Income(f)(g)	4/30/02	2,961.8	0.58
High Income(f)(g)	4/30/02	1,714.4	0.58
Intermediate Bond(d)(f)	4/30/02	4,592.5	0.43
Investment Grade Bond(d)(f)	4/30/02	3,546.6	0.43
Short-Term Bond(d)(f)	4/30/02	3,039.9	0.43
Spartan Government Income(d)	4/30/02	844.4	0.50(z)

(a) All fund data are as of the fiscal year end noted in the chart or as of April 30, 2002, if fiscal year end figures are not available.

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

(e) FMR has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research(U.K.) Inc.(FMR U.K.), Fidelity Management & Research(Far East) Inc.(FMR Far East), and Fidelity International Investment Advisors(FIIA), with respect to the fund.

(f) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

(g) FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

(h) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to distributor is 0.20%.

(i) Annualized

(j) Less than a complete fiscal year.

Fidelity, Spartan, and Magellan are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

SCH-PXS-0702	CUSIP #31638R303/FUND #331
1.730454.101	CUSIP #315910836/FUND #368
CUSIP #31638R204/FUND #036

Form of Proxy Card: Fidelity New Markets Income Fund, Fidelity Strategic Income Fund,
Spartan Intermediate Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 770001 Cincinnati, Ohio 45277-0002	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your proxy card.
	LOG-ON:	Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.
*** CONTROL NUMBER: ____________ ***	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity School Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 82 Devonshire Street, 5th Floor, Boston, MA 02109, on September 18, 2002 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity School Street Trust

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.			(_)	(_)	(_)	1.
2.	To authorize the Trustees to increase the maximum number of Trustees.			(_)	(_)	(_)	2.
3.	To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.			(_)	(_)	(_)	3.
4.	To authorize the Trustees to enter into management contracts on behalf of a new fund.			(_)	(_)	(_)	4.
5.	To elect the thirteen nominees specified below as Trustees:						5.
	(01) J. Michael Cook (02) Ralph F. Cox (03) Phyllis Burke Davis (04) Robert M. Gates (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Donald J. Kirk (08) Marie L. Knowles (09) Ned C. Lautenbach	(10) Peter S. Lynch (11) Marvin L. Mann (12) William O. McCoy (13) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
7.	To amend the fund's fundamental investment limitation concerning underwriting.			(_)	(_)	(_)	7.
8.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)	8.
(down arrow)	FSN/LIM/HIY-PXC-0702	036,368	(down arrow)

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.			(_)	(_)	(_)	1.
2.	To authorize the Trustees to increase the maximum number of Trustees.			(_)	(_)	(_)	2.
3.	To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.			(_)	(_)	(_)	3.
4.	To authorize the Trustees to enter into management contracts on behalf of a new fund.			(_)	(_)	(_)	4.
5.	To elect the thirteen nominees specified below as Trustees:						5.
	(01) J. Michael Cook (02) Ralph F. Cox (03) Phyllis Burke Davis (04) Robert M. Gates (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Donald J. Kirk (08) Marie L. Knowles (09) Ned C. Lautenbach	(10) Peter S. Lynch (11) Marvin L. Mann (12) William O. McCoy (13) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
6.	To approve an amended management contract for the fund.			(_)	(_)	(_)	6.
7.	To amend the fund's fundamental investment limitation concerning underwriting.			(_)	(_)	(_)	7.
8.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)	8.
(down arrow)	NMI-PXC-0702	331	(down arrow)

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® New Markets Income Fund

Fidelity Strategic Income Fund

Spartan® Intermediate Municipal Income Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on September 18, 2002. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote and return your card(s) promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate your placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to increase the maximum number of Trustees.

3. To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.

4. To authorize the Trustees to enter into management contracts on behalf of a new fund.

5. To elect a Board of Trustees.

6. To approve an amended management contract for Fidelity New Markets Income Fund.

7. To amend each fund's fundamental investment limitation concerning underwriting.

8. To amend each fund's fundamental investment limitation concerning lending.

What is Article VIII, Section 4 of the Declaration of Trust? (Proposal 1)

Section 4 of Article VIII allows shareholders to bring derivative action on behalf of the Trust only after making a pre-suit demand upon the Trustees to bring the subject action. A pre-suit demand on the Trustees is excused only if the majority of the Trustees have a personal financial interest in the action.

The Trustees seek to ensure that they retain the ability to manage the affairs of the fund, including control of derivative actions that are brought on behalf of the fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal financial interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees. Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligation to act with due care and in shareholders' interests.

Why are the funds proposing to increase the maximum number of Trustees? (Proposal 2)

The proposal asks shareholders to approve an increase in the Board of Trustees from a maximum number of twelve to a maximum number of fourteen. This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of Fidelity funds.

What is the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations? (Proposal 3)

Article XII, Sections 4.3 and 4.4 of the New Declaration of Trust would provide the Trustees with additional flexibility with respect to classes and a portion of the trust or its series or classes which will allow the Trustees to respond more quickly to changes without the cost of an additional shareholder meeting. The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act with due care and in the interests of shareholders, nor will it result in any changes in the investment policies described in the funds' current prospectus.

What does it mean to enter into management contracts on behalf of a new fund? (Proposal 4)

The New Declaration of Trust would allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR if permitted by the SEC. The Current Declaration of Trust requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders.

What role does the Board play? (Proposal 5)

The Trustees oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Why is Fidelity New Markets Income Fund proposing an amended management contract? (Proposal 6)

The amendment contract provides for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 Act. The amended management contract will result in a management fee that is the same as or lower than the fee payable under the fund's present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

Why are the funds amending their fundamental investment limitation concerning underwriting? (Proposal 7)

The primary purpose of the proposal is to clarify that the funds are not prohibited from investing in other investment companies. The proposal also serves to conform the funds' fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest.

Why are the funds amending their fundamental investment limitation concerning lending? (Proposal 8)

The primary purpose of this proposal is to revise the funds' fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the instruments in which the funds invest. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is July 22, 2002.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. You may also vote by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on your card(s), and follow the recorded or online instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

When connected to the toll-free number, shareholder will hear:

Speech 1	Welcome. Please enter the control number located on the upper portion of your proxy card.

When shareholder enters the control number, he/she will hear:

Speech 2	To vote as the [Fund Name] Board of Trustees recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now.

If shareholder has pressed 1, he/she will hear:

Speech 3	You voted as the Board of Trustees recommended for every proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the shareholder elects to vote each proposal separately, he/she will hear:

Speech 4	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 5	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 6	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If the shareholder presses 0 to withhold from an individual nominee, he/she will hear:

Speech 7	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.

After the Shareholder enters the first nominee number, he/she hears:

Speech 8	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.
Speech 9	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 10	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

When shareholder has finished voting on all proposals, he/she will hear:

Speech 11	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If shareholder presses 0 to indicate an incorrect vote, Speech 2 will be repeated.

If shareholder presses 1, he/she will hear:

Speech 11	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0.

If shareholder elects to vote another proxy, he/she is returned to Speech 1. If shareholder elects to end the call he/she will hear:

Speech 12	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

Upon login to www.ProxyWeb.com shareholder sees Screen 1

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
-OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape or Internet Explorer versions 3.0 or higher

and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to ProxyWeb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS :

Text 3 - (left justified)

When using ´For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 5 - (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [SUBMIT] your proxy vote and to appoint [Proxy Agents 1, 2, and 3 ] or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to ProxyWeb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted

Text 2 - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS :

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 2 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

Hyperlink 3 - (left justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

ProxyWeb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
MIS, the proxy tabulator for [trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.